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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 21, 2000
                       -----------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
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                            (Commission File Number)

                     8301 MARYLAND AVENUE, CLAYTON, MISSOURI
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                    (Address of Principal Executive Offices)

                                    112250305
                                 --------------
                        (IRS Employer Identification No.)

                                      63105
                                    --------
                                   (Zip Code)

                                 (314) 290-2000
                              --------------------
               (Registrant's Telephone Number Including Area Code)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Effective December 21, 2000, as a result of the merger transaction between Registrant (formerly known as Greenstone Roberts Advertising, Inc.) and Kupper Parker Communications, Incorporated, Registrant has appointed Arthur Andersen LLC as its auditors for the year ended October 31, 2000. Arthur Andersen LLC had been the auditors of Kupper Parker Communications, Incorporated, the Missouri corporation that was acquired by Registrant in a transaction that has been accounted for as a reverse acquisition. BDO Seidman, LLP had been the auditors of Registrant for the year ended October 31, 1999.

During Registrant's two most recent fiscal years and subsequent interim periods, there were no disagreements with BDO Seidman, LLP on any matter of accounting or practices, financial statement disclosures or auditing scope or procedure. During Registrant's two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v)(A-D) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

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        EXHIBIT NO.                           DESCRIPTION
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            16               Letter regarding change in Certifying Accountants
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 21, 2000                             By: /s/ John J. Rezich
                                                     John J. Rezich
                                                     Executive Vice President